EXHIBIT 10

                              SERVICE PROVIDER PLAN

SERVICES PROVIDER PLAN

THIS SERVICES PROVIDER PLAN IS APPROVED as of November 1, 2000 by the board of Directors of Incubator Capital, Inc., ("Incubator"), a Delaware corporation.

RECITALS

WHEREAS, Incubator is a public company whose common stock is quoted on the OTC bulletin board;

WHEREAS, Aaron Grunfeld, Michael Eisner, and Susan H. Tregub, are licensed in the State of California and have has provided general corporate legal services to Incubator;

WHEREAS, Don Carroll and Eugene Scher are providers of technical and marketing advice to Incubator;

WHEREAS, each of Aaron Grunfeld, Michael Eisner, Susan H. Tregub, Don Carroll, and Eugene Scher are referred to hereinafter as "Service Providers";

WHEREAS, Incubator agrees that it is in the best interests of the company to contract with each of the above Service Providers for the provision of ongoing legal and/or technical and/or marketing services, which services shall not be in connection with the offer or sale of securities in a capital-raising transaction and shall not directly or indirectly promote or maintain a market for Incubator's securities, by issuance of shares of Incubator's common stock in lieu of cash payment, such shares to be unrestricted.

NOW, THEREFORE, it is agreed upon by the Board of Directors as follows:

In consideration of the performance by the Service Providers of the services designated herein, Incubator will issue 1,000,000 shares of Incubator's common stock to Aaron Grunfeld, 600,000 shares of Incubator's common stock to Michael Eisner, 600,000 shares of Incubator's common stock to Don Carroll, 500,000 shares of Incubator's common stock to Eugene Scher, and 200,000 shares of Incubator's common stock to Susan H. Tregub. These shares will be issued as soon as practicable following the filing of a Registration Statement under the Securities Act of 1993, as amended on Form S-8 covering the shares.

IN WITNESS WHEREOF, the parties hereto have duly approved this services provider plan on the date first above written.


----------------------                               -----------------------
Harry J. Weitzel                                     George C. Pilallis



----------------------                               -----------------------
Leighton A. Bloom                                    Jason W. Galanis



----------------------                               -----------------------
Rory K.  Knight                                      Nicholas Wise



----------------------
Kevin Washington